FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

            THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("First Amendment") dated as of May 2, 2001, is among SESI, L.L.C., as Borrower, SUPERIOR ENERGY SERVICES INC., as Parent, BANK ONE, NA (successor by merger to Bank One, Louisiana, National Association), as Agent, WELLS FARGO BANK TEXAS, N.A., as Syndication Agent, WHITNEY NATIONAL BANK, as Documentation Agent, and the lenders party hereto, who agree as follows:

RECITALS

            A.             The Borrower, Parent, Agents and the lenders a party thereto (the "Lenders") have executed an Amended and Restated Credit Agreement dated as of December 31, 2000 (the "Credit Agreement") providing for a revolving line of credit of up to $60,000,000, maturing on October 31, 2005, a Term Loan One in the principal amount of $110,000,000, maturing on October 31, 2005 and a Term Loan Two in the principal amount of $20,000,000, maturing on June 30, 2003.

            B.             The Borrower has requested the Agents and the Original Lenders (i) to increase the Revolving Loan to $70,000,000; (ii) to combine Term Loan One and Term Loan Two into a single Term Loan in the principal amount of $50,000,000; and (iii) to permit up to $200,000,000 in additional unsecured Indebtedness.

            C.             The Borrower and the Lenders wish to reallocate their Pro Rata Shares, all as set forth on Schedule 1 hereto.

            D.             The Agent and the Lenders are willing to accept the Borrower's request on the terms and conditions set forth below.

            E.             Capitalized terms used in this First Amendment and not otherwise defined in this First Amendment shall have the meanings set forth in the Credit Agreement.

AGREEMENT

            NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained, the Borrower, Parent, Agents and Lenders hereby agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT

            Section 1.             Section 1.1 (Definitions of Certain Terms Used Herein) of the Credit Agreement is hereby amended but only to the extent of the following terms:

            "First Amendment Closing Date" means the effective date of this First Amendment.

* * *

            "Revolving Loan Termination Date" means May 2, 2004, or any earlier date upon which the Aggregate Revolving Loan Commitment is reduced to zero or otherwise terminated pursuant to the terms of Section 2.5.

* * *

            "Term Loan" is defined in Section 2.1.1.

* * *

            "Term Loan Termination Date" means May 2, 2005.

* * *

            The defined terms "Term Loan One" and "Term Loan Two" are deleted and all references in the Credit Agreement to "Term Loan One" or "Term Loan Two", unless otherwise indicated, shall mean the Term Loan.

            The defined term "Additional Contingent Consideration" is amended to substitute a reference to Section 6.19 for the reference to Section 6.17.

            Section 2.             Section 2.1 (Term Loan) of the Credit Agreement is hereby amended to read as follows:

             2.1  Term Loans.

            2.1.1 Making the Term Loans. Each Lender severally agrees to make, on the First Amendment Closing Date, a term loan to the Borrower in an amount equal to such Lender's Term Loan Commitment set forth on Schedule I ("Term Loan"), which will refinance the term loan existing on the First Amendment Closing Date.

            2.1.2 Repayment of the Term Loans. The Term Loan shall be repaid in equal consecutive quarterly installments of $2,500,000, payable on each Payment Date commencing, June 30, 2001 and continuing each September 30, December 31, March 31, and June 30, with a balance of $10,000,000 being due and payable at maturity on the Term Loan Termination Date. In addition to the foregoing installment payments, the Borrower may make voluntary prepayments and shall make mandatory prepayments as described in Section 2.7. The Term Loan shall be permanently reduced by the amount of each such installment on the date payment thereof is made hereunder, and no portion of the Term Loan may be reborrowed once it is repaid.

            Section 3.             Section 2.7.2 (Mandatory Prepayments) of the Credit Agreement is amended to substitute a Leverage Ratio of 2.25 to 1.00 for the Leverage Ratio of 2.75 to 1.00.

            Section 4.             Section 6.11(a) (Indebtedness) of the Credit Agreement is hereby amended in the following respects only:

              Clause (xvi) is hereby amended to read as follows:

(xvi)     Indebtedness of Superior Energy Liftboats, L.L.C. guaranteed by the Maritime Administration under Title XI of the Merchant Marine Act of 1946, as amended, for the construction or refinancing of construction of liftboats, up to the aggregate principal amount of $75,000,000.

              A new clause (xvii) is hereby added to read as follows:

(xvii)     Senior unsecured indebtedness up to the aggregate amount of $200,000,000 at any one time.

              Clause (xvii) is hereby renumbered (xviii) and is amended to read as follows:

              (xviii)     The refinancing of any Indebtedness described in the foregoing Section 6.11(i) through (xvii).

            Section 5.             Section 6.11(b) (Indebtedness) of the Credit Agreement is hereby amended to add a new Clause (vi) to read as follows:

              (vi)     The guaranty of the note issued by Superior Energy Liftboats, L.L.C. to the Maritime Administration in connection with the Indebtedness guaranteed by the Maritime Administration under Title XI of the Merchant Marine Act of 1946, as amended, for the construction or refinancing of liftboats, up to the aggregate principal amount of $75,000,000, on terms reasonably acceptable to the Agent.

            Section 6.             Section 6.15(a) (Liens) of the Credit Agreement is hereby amended to restate Clause (xii) to read as follows:

              (xii)     Liens on the liftboats, charters and construction and related agreements with respect thereto, to secure the Indebtedness permitted by Section 6.11(a)(xvi).

            Section 7.             Section 6.19 (Financial Covenants) of the Credit Agreement is hereby amended to exclude from the definition of the term "Indebtedness" (for purposes of determining the maximum Leverage Ratio on or prior to December 31, 2001), Additional Contingent Consideration payable more than 12 months after the date of determination. For all determinations of the Leverage Ratio after December 31, 2001, the term "Indebtedness" shall include all Additional Contingent Consideration. In addition, on January 1, 2002 the Borrower must have available (not funded) under the Revolving Loan an amount equal to 80% of the total Additional Contingent Consideration payable on January 1, 2002.

            Section 8.             Section 6.19.4 (Maximum Capital Expenditures) of the Credit Agreement is hereby amended to read as follows:

            6.19.4 Maximum Capital Expenditures. The Parent will not permit Capital Expenditures (on a consolidated but non-cumulative basis) of the Parent, the Borrower and their Subsidiaries (i) during the fiscal year ending December 31, 2001 to be greater than $55,000,000 (or $65,000,000 in the event the Parent obtains at least $35,000,000 in the aggregate of additional common equity, or with the consent of the Required Lenders, any other equity, during the fiscal year ending December 31, 2001) and (ii) during any fiscal year thereafter to be greater than $35,000,000, except that the Borrower and the Borrower's Subsidiaries may carry forward to the succeeding fiscal year (but not any fiscal year thereafter) 50% of the excess of $35,000,000 over Capital Expenditures during a fiscal year.

            Section 9.             Section 7.5 of the Credit Agreement is hereby amended to add the following at the end thereof:

Notwithstanding the foregoing, the default by Superior Energy Liftboats, L.L.C. ("Liftboats") on any indebtedness permitted by Section 6.11(a)(xvi) (Indebtedness guaranteed by the Maritime Administration) shall be excluded from the effect of this Section 7.5, unless and until the Maritime Administration makes a formal demand for payment under any guaranty issued by the Parent, Borrower or other Subsidiary in connection therewith.

            Section 10.             Schedule I (Commitment Amount of Lenders) attached to this First Amendment shall supercede and replace Schedule I to the Credit Agreement.

            Section 11.             Schedule II (Pricing Schedule) attached to this First Amendment shall supercede and replace Schedule II to the Credit Agreement.

II. CONSENTS

            Section 1.             The Lenders hereby consent to the following: (i) the transfer by Superior Energy Services, L.L.C. of the vessel Superior Victory (ON1098667) ("Vessel"), and construction and related agreements for the construction of three additional liftboats to a newly-created Subsidiary, Superior Energy Liftboats, L.L.C. ("Liftboats"); (ii) the release of the Lenders' Lien on the Vessel, and construction and related agreements with respect thereto to the additional liftboats; (iii) the waiver of the requirement for a Lien on the membership interest of Liftboats; (iv) the waiver of the requirement of a Subsidiary Guaranty executed by Liftboats; and (v) the exclusion of Liftboats from the definition of the term "Domestic Subsidiaries" (but not the term "Subsidiaries").

            Section 2.             If Liftboats has not closed its financing of the vessels owned by Liftboats through Indebtedness guaranteed by the Maritime Administration, the Parent and the Borrower agree to cause Liftboats (i) to grant a first priority Lien of all of its vessels in favor of the Lenders and (ii) to execute a Subsidiary Guaranty in favor of the Lenders in each case on or before January 31, 2002. Thereafter, the term "Domestic Subsidiaries" will include Liftboats.

III. MISCELLANEOUS

            Section 1.             The Borrower and Parent certify and acknowledge that (i) except with respect to date specific representations and warranties, all the representations and warranties made by or on behalf of the Borrower, Parent and Subsidiaries set forth in the Credit Agreement are true and correct, in all material respects, as of the date of this First Amendment; (ii) the Borrower and the Parent are in compliance with all of the covenants, terms and conditions of the Credit Agreement; and (iii) no Unmatured Default or Default has occurred or is continuing.

            Section 2.             Each of the Subsidiaries hereby consents to this First Amendment and agrees that its Subsidiary Guaranty in favor of the Agent and the Lender dated as of December 31, 2000, guaranties the Secured Obligations as amended hereby by and remains in full force and effect.

            Section 3.             The Borrower and the Parent agree to execute (and cause their Subsidiaries) to execute any and all other documents reasonably required by the Agent, including without limitation, the amendment of any Loan Documents, to conform to the provisions of this First Amendment.

            Section 4.             Except as otherwise specifically amended hereby, all of the covenants, terms and conditions of the Credit Agreement shall remain in full force and effect. Any references to the Credit Agreement contained in the Notes or any other Loan Documents shall refer to the Credit Agreement, as amended by this First Amendment.

            Section 5.             This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart. This First Amendment shall be effective (i) when it has been executed by the Parent, the Borrower, the Agents and the Lenders, and (ii) the Borrower has closed the issuance of up $200,000,000 of senior unsecured notes in form and substance satisfactory to the Agent.

            Section 6.             This First Amendment shall be a contract made under and governed by the laws of the State of Louisiana.

            IN WITNESS WHEREOF, the Parent, the Borrower, the Agents and the Lenders have executed this Agreement as of the date first above written.

BORROWER:	SESI, L.L.C.

By: Superior Energy Services, Inc.,
Member Manager

By:________________________________
Name: Robert S. Taylor
Title: Chief Financial Officer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

By:____________________________________
Name: Robert S. Taylor
Title: Chief Financial Officer

SUBSIDIARIES:	ACE RENTAL TOOLS, L.L.C.
CONNECTION TECHNOLOGY, L.L.C.
DRILLING LOGISTICS, L.L.C.
ENVIRONMENTAL TREATMENT INVESTMENTS, L.L.C.
F. & F. WIRELINE SERVICE, L.L.C.
FASTORQ, L.L.C.
H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C.
NAUTILUS PIPE & TOOL RENTAL, L.L.C.
NON-MAGNETIC RENTAL TOOLS, L.L.C.
OIL STOP, L.L.C.
PRODUCTION MANAGEMENT INDUSTRIES, L.L.C.
SELIM LLC
SEGEN LLC
STABIL DRILL SPECIALTIES, L.L.C.
SUB-SURFACE TOOLS, L.L.C.
SUPERIOR ENERGY SERVICES, L.L.C.
TONG RENTALS AND SUPPLY COMPANY, L.L.C.
1105 PETERS ROAD, L.L.C.

By:____________________________________
Name: Robert S. Taylor
Title: Vice President and Treasurer
HYDRO-DYNAMICS OILFIELD CONTRACTORS, INC.

By:____________________________________
Name: Robert S. Taylor
Title: Vice President and Treasurer

SE FINANCE LP

By: SEGEN LLC, its General Partner

By:________________________________
Name: Robert S. Taylor
Title: Manager
AGENT AND LENDER:	BANK ONE, NA (Chicago Main Office)

By:_________________________________
Name: Steven D. Nance
Title: Vice President

SYNDICATION AGENT AND LENDER:	WELLS FARGO BANK TEXAS, N.A.

By:_________________________________
Name: Scott Gildea
Title: Relationship Manager

DOCUMENTATION AGENT AND LENDER:	WHITNEY NATIONAL BANK

By:_________________________________
Name: Hollie L. Ericksen
Title: Vice President

LENDER:	CREDIT SUISSE FIRST BOSTON

By:_________________________________
Name:
Title:

LENDER:	HIBERNIA NATIONAL BANK

By:_________________________________
Name: Stephen H. Birnbaum
Title: Vice President

LENDER:	NATIONAL BANK OF CANADA

By:_________________________________
Name:
Title:

LENDER:	BANK OF SCOTLAND

By:_________________________________
Name: Joseph Fratus
Title: Vice President

LENDER:	UNION PLANTERS BANK

By:_________________________________
Name:
Title:

LENDER:	NATEXIS BANQUES POPULAIRES

By:_________________________________
Name: Donovan C. Broussard
Title: Vice President

SCHEDULE I

COMMITMENT AMOUNTS OF THE LENDERS
Name and Address of Lender	Term Loan Commitment	Revolving Loan Commitment	Aggregate Amount	Pro Rata Share
Bank One, NA 201 St. Charles Ave., 28th Floor New Orleans, LA 70170 Attention: Steven Nance Telephone: (504) 623-7676 Facsimile: (504) 623-1535 email: steven_nance@bankone.com	$8,333,333.33	$11,666,666.67	$27,500,000.00	16.66667%
Wells Fargo Bank Texas, N.A. Energy Group MAC T5002-031 1000 Louisiana, 3rd Floor Houston, TX 77002 Attention: Scott Gildea Telephone: (713) 319-1389 Facsimile: (713) 739-1087 email: gildeas@wellsfargo.com	$7,291,666.67	$10,208,333.33	$17,500,000.00	14.58333%
Whitney National Bank Corporate Banking P.O. Box 61260 New Orleans, LA 70161 Attention: Hollie Ericksen Telephone: (504) 552-4668 Facsimile: (504) 552-4622 email: hericksen@whitneybank.com	$7,291,666.67	$10,208,333.33	$17,500,000.00	14.58333%
National Bank of Canada 201 St. Charles Avenue Suite 3203 New Orleans, LA 70170 Attention: Gary Doss Telephone: (504) 586-5210 Facsimile: (504) 586-5220 email: dossg@nboc.com	$6,250,000.00	$8,750,000.00	$15,000,000.00	12.50000%
Credit Suisse First Boston Eleven Madison Avenue, 10th Floor New York, NY 10010-3629 Attention: David Koczan Telephone: (212) 325-9096 Facsimile: (212) 325-8326 email: david.koczan@csfb.com	$4,166,666.67	$5,833,333.33	$10,000,000.00	8.33333%
Bank of Scotland 1021 Main Street, Suite 1370 Houston, TX 77002 Attention: Byron Cooley Telephone: (713) 651-1870 Facsimile: (713) 651-9714 email:byron_cooley@bankofscotland.com	$4,166,666.67	$5,833,333.33	$10,000,000.00	8.33333%
Hibernia National Bank 313 Carondelet Street, 10th Floor New Orleans, LA 70130 Attention: Stephen Birnbaum Telephone: (504) 533-2109 Facsimile: (504) 533-5434 email: sbirnbaum@hibernia.com	$3,125,000.00	$4,375,000.00	$7,500,000.00	6.25000%
Union Planters Bank 8440 Jefferson Highway Baton Rouge, LA 70809 Attention: Mark Phillips Telephone: (225) 924-9257 Facsimile: (225) 92409300 email: markrphillips1@hotmail.com	$3,125,000.00	$4,375,000.00	$7,500,000.00	6.25000%
Natexis Banques Populaires 333 Clay Street, Suite 4340 Houston, TX 77002 Attention: Donovan Broussard Telephone: (713) 759-9401 Facsimile: (713) 759-9908 email: dbroussard@natexisny.com	$3,125,000.00	$4,375,000.00	$7,500,000.00	6.25000%
Dresdner Bank Lateinamerika AG Miami Agency 801 Brickell Avenue Miami, FL 33131 Attention: Alan Hills Telephone: (305) 810-3917 Facsimile: (305) 810-4059 email: alan.hills@dbla.com	$3,125,000.00	$4,375,000.00	$7,500,000.00	6.25000%
Aggregate Commitments	$50,000,000.00	$70,000,000.00	$120,000,000.00	100.00000%

SCHEDULE 2

PRICING SCHEDULE

Applicable Margin (loan)	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status
Eurodollar Rate	1.50%	1.75%	2.00%	2.25%	2.625%
Floating Rate	0.25%	0.50%	0.75%	1.00%	1.25%

Applicable Fee Rate	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status
Commitment Fee	0.15%	0.25%	0.375%	0.50%	0.50%

Applicable letter of credit fee rate	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status
Letter of Credit Fee Rate	1.50%	1.75%	2.00%	2.25%	2.625%

            For the purposes of this Pricing Schedule, the following terms have the following meanings, subject to the final paragraph of this Pricing Schedule:

            "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

            "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower, the Leverage Ratio is less than or equal to 1.25 to 1.00.

            "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is less than or equal to 1.75 to 1.00.

            "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than or equal to 2.25 to 1.00.

            "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Leverage Ratio is less than or equal to 2.75 to 1.00.

            "Level V Status" exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

            "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

            The Applicable Margin, Applicable Fee Rate and Applicable Letter of Credit Fee Rates shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin, Applicable Fee Rate, or Applicable Letter of Credit Fee Rate shall be effective five (5) Business Days after the Agent has received the applicable Compliance Certificate, except that the Applicable Margin on a Eurodollar Rate Advance shall be adjusted after the last day of the then current Eurodollar Interest Period. If the Borrower fails to deliver the Compliance Certificate to the Agent at the time required by Section 6.1, then the Applicable Margin, Applicable Fee Rate and Applicable Letter of Credit Fee Rate shall be the highest Applicable Margin, Applicable Fee Rate and Applicable Letter of Credit Fee Rate set forth in the foregoing table until five (5) days after such Compliance Certificate is so delivered.